SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☒Definitive Additional Materials

☐Soliciting Material under § 240.14a-12

Viking Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice of Availability of Proxy Materials for the Stockholder Meeting of

Important Notice of Availability of Proxy Materials for the Stockholder Meeting of

VIKING THERAPEUTICS, INC.

To Be Held On:

May 20, 2021 at 8:00 a.m. Pacific Time

virtually at https://web.lumiagm.com/255403211 (password: viking2021) COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBERThis communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 05/10/21.

Please visit http://www.astproxyportal.com/ast/20061/, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders

• Proxy Statement

• Form of Electronic Proxy Card

• Annual Report on Form 10-K

TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)

E-MAIL: info@astfinancial.com

WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at

www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

VIRTUALLY AT THE MEETING: The company will be hosting the meeting live via the Internet this year.

To attend the meeting via the Internet, please visit https://web.lumiagm.com/255403211 (password:

viking2021) and be sure to have your control number available.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above. 1. ELECTION OF DIRECTOR NOMINEES FOR CLASS III (term to expire in 2024):

Brian Lian, Ph.D.

Lawson Macartney, DVM, Ph.D. Please note that you cannot use this notice to vote by mail. 2. RATIFICATION OF THE SELECTION OF MARCUM LLP AS THE COMPANY'S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR ITS FISCAL YEAR

ENDING DECEMBER 31, 2021.

3. TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED

EXECUTIVE OFFICER.

4. TO APPROVE, ON AN ADVISORY BASIS, THE FREQUENCY OF FUTURE

ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE

OFFICERS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE

DIRECTOR NOMINEES, "FOR" PROPOSALS 2 AND 3 AND FOR "1 YEAR" (ANNUAL VOTE)

ON PROPOSAL 4.